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                                                               EXHIBIT 10.20(a)


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                                 AMENDMENT AGREEMENT

                    TO THE CONTRACT AND ARTICLES OF ASSOCIATION

                  OF GUANGDONG UT STARCOM COMMUNICATIONS CO. LTD.


Party A: Guangdong South Communication Group Co., China

Party B: UT Starcom Inc., USA

     In accordance with the Laws of the People's Republic of China on Joint ventures Using Chinese and Foreign Investment and the relevant regulations of its Implementations, Party A and Party B enter into agreement to amend the contract and articles of association as following:


Part One:   Party A and Party B enter into the following complementation agreement on the amendment of the relevant articles in the original contract of Guangdong UT Starcom Communication Co. Ltd:

1. Article 5 in original contract "The Joint Venture Company produces, sells associated products of communication subscriber access network system, provides maintenance and service of products, studies and develops new products" is revised into "The Joint Venture Company designs, develops, assembles, produces, sells and installs hardware and software of system (including wireless access network and cable access network), optical terminal equipment, intelligence value-adding business, personal communication and multi-media, data and information network and other communication systems, and provides maintenance, repair, and technical consultation and services of its own products."

2. Article 6.1 of the original contract "the total investment of the Joint Venture company is [*] and the registered capital is [*]. The investment of Party A is [*], accounting for 51% of the total investment and the investment of Party B is [*], accounting for 49% of the total investment. Party A contributes [*] to the registered capital, accounting for 51% and Party B contributed [*], accounting for 49% of the registered capital" is revised into "both the total investment and the registered capital are [*]. Party A's investment and contribution to the registered capital is [*] dollars, accounting for 49% of the total investment and registered capital. Party B's investment and contribution to registered capital is [*], accounting for 51% of the total investment and registered capital."

3. Article 10.1 of the original contract "other matters shall be decided by majority's approval" is revised into "the holding of Board meetings requires the participation of four-fifths of Directors. Directors


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     may present appointment letters to instruct someone else to attend the meeting and vote on their parts. Except for matters which must be unanimously approved by Directors attending the Board meeting in accordance with the Laws of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, the drawing of the three types of funds of the Joint Venture Company and the profit distribution plans shall require the approval of four-fifths of the Directors who attend the Board meeting. Other matters shall be decided with the approval of one-seconds of the votes.''

4. Article 11.2 "Deputy General Manager shall be nominated by General Manager and appointed by Board of Directors" is revised into "Deputy General Manager shall be nominated by Party A and appointed by Board of Directors."

5. Article 11.3 is revised into "General Manager is responsible for the management organization of The Joint Venture Company and in charge of the implementation of the resolutions of Board of Directors and of the routine operation and management of the Joint Venture Company. Important matters shall be decided by General Manager and Deputy General Manager together. Deputy Manager shall assist the General Manager and shall take his or her place when he or she is unable to fulfill his or her duties."

     The duties of the General Manager:

(1). Formulating operation and management regulations and taking corresponding measures to ensure that the regulations shall be observed and carried out by all departments in accordance with the policies adopted by Board of Directors;

(2). Formulating and being responsible for every operation and management plan and ensure its execution;

(3). Organizing activities of the Joint Venture Company according to the rules and regulations of the Joint Venture Company;

(4). Achieving the financial plans of the Joint Venture Company in accordance with the operation plans approved by Board of Directors;

(5). Deciding the appointment and removals of other management staff and workers;

(6). Executing the annual operation plans ratified by Board of Directors;

(7). Regularly report the operation status to Board of Directors, including the forecast of future operation activity, important opportunities and existing market competition status;

(8). Being responsible for external affiliation, executing every documents of the Joint Venture Company and fulfilling other duties appointed by Board of Directors.

     The duties set by (1) and (6) shall be carried out together by General Manager and Deputy General Manager. In case the General Manager and Deputy General Manager fail to enter into agreement, the relevant matters shall be submitted to Board of Directors.

6. Article 11.6 is revised into "General Manager and Deputy General Manager shall not hold the same positions in economic organizations besides Party A and Party B. The Directors, General Manager,

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     Deputy General Manager shall not participate in other economic organizations in competition with the Joint Venture Company."

7. Article 16.2 "the termination before the end of the time limit of the Joint Venture Company or the Cancellation of the contract shall be approved unanimously by Board of Directors and shall be submitted to examination and approval authority for approval" is shifted after "unable to continue the operation" and "the Observant Party may apply for the approval of the original examination and approval authority to dismiss the Joint Venture Company or look for other joint venture partners to undertake the delinquent party's rights and obligations in the joint venture contract, and may also claim the delinquent party's not paying or not paying enough contributed capital in accordance with the laws" shall be added to the end of the article.



Part Two:   Party A and Party B enter into the following complementation agreement on the amendment of the relevant articles in the original articles of association of Guangdong UT Starcom
            Communication Co. Ltd:


1. Article 5 of the original articles of association "The Joint Venture Company produces, sells associated products of communication subscriber access network system, provides maintenance and service of products, studies and develops new products" is revised into "The Joint Venture Company designs, develops, assembles, produces, sells and installs hardware and software of system (including wireless access network and cable access network), optical terminal equipment, intelligence value-adding business, personal communication and multi-media, data and information network and other communication systems, and provides maintenance, repair, and technical consultation and services of its own products."

2. Article 10 of the original articles of association "the contribution of Party A and Party B is set below: Party A contributes [*], accounting for 51% of the registered capital and Party B contributes [*], accounting for 49% of the registered capital" is revised into "Party A contributes [*], accounting for 49% of the registered capital and Party B contributes [*], accounting for 51% of the registered capital."

3. Article 30 of the original articles of association "the following matters shall have the approval of four-fifths of Directors of Board: the drawing of the three types of funds of the Joint Venture Company and the profit distribution plans. Other matters shall be decided by the majority's approval of the Directors" is revised into the following matters shall have the approval of four-fifths of Directors of Board:
     the drawing of the three types of funds of the Joint Venture Company and the profit distribution plans. Other matters shall be approved by one-second of the votes."


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4.   Article 32 "Deputy General Manager shall be nominated by General Manager and appointed by Board of Directors" is revised into "Deputy General Manager shall be nominated by Party A and appointed by Board of Directors."

5. Article 33 is revised into "General Manager is responsible for the management organization of The Joint Venture Company and in charge of the implementation of the resolutions of Board of Directors and of the routine operation and management of the Joint Venture Company. Important matters shall be decided by General Manager and Deputy General Manager together. Deputy Manager shall assist the General Manager and shall take his or her place when he or she is unable to fulfill his or her duties."

     The duties of the General Manager:

     (1). Formulating operation and management regulations and taking corresponding measures to ensure that the regulations shall be observed and carried out by all departments in accordance with the policies adopted by Board of Directors;

     (2). Formulating and being responsible for every operation and management plan and ensure its execution;

     (3). Organizing activities of the Joint Venture Company according to the rules and regulations of the Joint Venture Company;

     (4). Achieving the financial plans of the Joint Venture Company in accordance with the operation plans approved by Board of Directors;

     (5). Deciding the appointment and removals of other management staff and workers;

     (6). Executing the annual operation plans ratified by Board of Directors;

     (7). Regularly report the operation status to Board of Directors, including the forecast of future operation activity, important opportunities and existing market competition status;

     (8). Being responsible for external affiliation, executing every documents of the Joint Venture Company and fulfilling other duties appointed by Board of Directors.

     The duties set by (1) and (6) shall be carried out together by General Manager and Deputy General Manager. In case the General Manager and Deputy General Manager fail to enter into agreement, the relevant matters shall be submitted to Board of Directors.

6. Article 36 is revised into "General Manager and Deputy General Manager shall not hold the same positions in economic organizations besides Party A and Party B. The Directors, General Manager, Deputy General Manager shall not participate in other economic organizations in competition with the Joint Venture Company."

7. Article 38 "the Accounts Regulations of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" is revised into "the Accounts Regulations of the People's Republic of China on Foreign Investment Enterprises."

8. Article 47 "the Detailed Implementation Rules of the Income Tax Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" is revised in "the Detailed


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     Implementation Rules of the People's Republic of China on Foreign
     Investment Enterprises and Foreign Company."

9. Article 48 "the Provisional Regulations of the People's Republic of China on Foreign Currency Administration" is revised into "the Regulations of the People's Republic of China on Foreign Currency Administration."

10. Article 53 "the Labor Management Regulations of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" is revised into "the Labor Management Regulations of the People's Republic of China on Foreign Investment Enterprises."

Part Three: Party A and Party B enter into agreement that the amendment of the original contracts and articles of association shall become effective after the approval and maintenance of the file of the relevant authorities concerned.

Part Four: This agreement is made out in duplicate. Each party shall hold one copy.













Party A:  Guangdong South Communication           Party B: UT Starcom Inc., USA
          Group Co., China

Representative:                                   Representative:


Date: December 11, 1997                           Date: December 11, 1997



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